As filed with the Securities and Exchange Commission on March 2, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22397

IronBridge Funds, Inc.

(Exact name of registrant as specified in charter)

One Parkview Plaza

Suite 700

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip code)

John G. Davis

One Parkview Plaza, Suite 700

Oakbrook Terrace, Illinois 60181

(Name and address of agent for service)

(630) 684-8300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

[Insert full text of semi-annual or annual report here]

SEMI-ANNUAL REPORT

December 31, 2015

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS    December 31, 2015

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PRESIDENT’S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past six months ending December 31, 2015. The S&P 500® Index, a proxy for large capitalization stocks, increased slightly and was up 0.15% over the past six months, while small capitalization stocks were down -8.75% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index (Net), were down -3.41% over the same period.

Fund Results

For the six month period ending December 31, 2015, the Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned -5.99% versus the -8.75% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, returned -4.95% versus the -7.36% return for the Russell 2500™ Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, returned -2.92% versus the -3.41% return for the MSCI World Index (Net).

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, returned 0.60% versus the -0.78% return for the Russell 1000® Index.

Outlook

Our outlook for 2016 is a little less bullish than when we were entering 2015. In 2015, we expected mid to high single digit returns from equities, primarily driven by accelerating growth in net cash receipts. As it turns out, our expectations for growth were a little too bullish. For 2016, we hope for positive returns from equities, which we believe could provide a better return to investors than many other asset classes.

The main reason for the more “conservative” outlook is the slowdown in net cash receipt growth, which is being driven by continued slow growth around the world. We believe this environment should allow good active stock pickers to be able to take advantage of the anticipated volatility.

Thank you for your continued support of IronBridge Funds.

John Davis

President

IronBridge Funds, Inc.

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Report from IronBridge Capital Management, L.P.

Dear Shareholder:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States. The objective is relative to, and measured against, the MSCI World Index (Net).

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the six month period ending December 31, 2015, the IronBridge Small Cap Fund outperformed the benchmark, returning -5.99% (net of fees) compared with the Russell 2000® Index return of -8.75% for the same period.

The stock selection within Industrials, Information Technology, Consumer Staples, Materials and Health Care was a positive contributor to the relative return profile. Selection was neutral in Utilities and Financials. Exposure among the Consumer Discretionary and Energy names detracted from the Fund’s relative performance. The sector allocation was a positive contributor to the relative performance during the period with the most significant impact resulting from the small position in cash (approximately 3.9%).

IronBridge SMID Cap Fund

For the six month period ending December 31, 2015, the IronBridge SMID Cap Fund outperformed the benchmark, returning -4.95% (net of fees) compared with the Russell 2500™ Index return of -7.36% for the same period.

The stock selection within Information Technology, Consumer Staples, Industrials, Materials, Health Care and Energy was a positive contributor to the relative return profile. Selection was neutral in Financials. Exposure among the Consumer Discretionary and Utilities names detracted from the Fund’s relative performance. The sector allocation was a positive contributor to the relative performance during the period with the most significant impact resulting from the small position in cash (approximately 3.7%).

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Report from IronBridge Capital Management, L.P. (continued)

IronBridge Global Fund

For the six month period ending December 31, 2015, the IronBridge Global Fund outperformed the benchmark, returning -2.92% (net of fees) compared with the MSCI World Index (Net) return of -3.41% for the same period.

The stock selection within Materials, Information Technology, Industrials, and Energy was a positive contributor to the relative return profile. Selection was neutral in Financials and Utilities. Exposure among the Consumer Staples, Consumer Discretionary and Health Care names detracted from the Fund’s relative performance. The sector allocation was a positive contributor to the relative performance during the period with the most significant impact resulting from a slight overweight to Consumer Staples (approximately 5.5%), underweight to Energy (approximately 2.1%) and the small position in cash (approximately 3.9%).

IronBridge Large Cap Fund

For the six month period ending December 31, 2015, the IronBridge Large Cap Fund outperformed the benchmark, returning 0.60% (net of fees) compared with the Russell 1000® Index return of -0.78% for the same period.

The stock selection within Information Technology, Industrials, Health Care and Materials was a positive contributor to the relative return profile. Selection was neutral in Telecommunication Services, Utilities, and Financials. Exposure among the Consumer Staples, Consumer Discretionary and Energy names detracted from the Fund’s relative performance. The sector allocation was a positive contributor to the relative performance during the period with the most significant impact resulting from the small position in cash (approximately 3.1%).

Market Review

Equities markets, for the most part, declined during the six month period ending December 31, 2015. Within the U.S. market, large cap stocks, as measured by the Russell 1000® Index -0.78% were the best-performing capitalization range, followed by mid cap stocks, as measured by the Russell Midcap® Index -4.68% and small cap stocks, as measured by the Russell 2000® Index -8.75%. Global large cap and mid cap stocks in the developed markets declined as measured by the MSCI World Index (Net) -3.41%. Returns for the individual countries contained in the index varied significantly. The best-performing country was New Zealand up approximately 9.81%, while Norway, the worst performing country, was down approximately -19.55%.

The pricing equation is our lens for understanding the levels of and changes in stock prices. What changed during the period was that growth in net cash receipts and earnings expectations decelerated and the impact excess liquidity and a falling discount rate were having on stock prices has ended. Positive absolute returns from diversified equity portfolios are challenging to achieve without some help from the numerator of the pricing equation. For the first time in seven years, the market did not get any help from a falling discount rate. The discount rate hovered around 4%, near its historic low.

Macro volatility contributed to an unpredictable market environment. Dispersion in returns at the individual company level increased and correlations started to fall. Quantitative Easing (“QE”) — induced market distortions began to unwind throughout the period and the Fed

P / 4

signaled the beginning of a shift to rate normalization. The primary QE-induced market distortions included what we believe to be a mispricing of credit risk, an extended period of excess liquidity, rising oil and commodity prices, and U.S. dollar depreciation.

Liquidity conditions appear to be transitioning from excess to a more balanced/neutral environment and credit risk has started to increase. IronBridge portfolios are structurally more liquid and credit worthy than our benchmarks. Consequently, relative performance for the IronBridge Funds benefited from the inflection point of the liquidity and credit cycles.

Portfolio Outlook

Our outlook for 2016 is a little less bullish than when we were entering 2015. In 2015, we expected mid to high single digit returns from equities, primarily driven by accelerating growth in net cash receipts. As it turns out, our expectations for growth were a little too bullish. For 2016, we hope for positive returns from equities, which we believe could provide a better return to investors than many other asset classes.

The main reason for the more “conservative” outlook is the slowdown in net cash receipt growth, which is being driven by continued slow growth around the world. We believe this environment should allow good active stock pickers to be able to take advantage of the anticipated volatility.

The IronBridge Funds attempt to buy high-quality companies where management is allocating capital consistent with long-term wealth creation and where we believe the company is poised to exceed expectations, providing a greater than 2:1 payoff structure. Despite the uncertainty regarding the market as we enter the 2016, we have reasons to believe equity investors, particularly those that invest in higher quality companies, could be well positioned to benefit in the current environment.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. This risk is greater for emerging markets.

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Report from IronBridge Capital Management, L.P. (continued)

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Correlation: A statistical measure of how two securities move in relation to each other.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

The Russell Midcap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

You cannot invest directly in an index.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC

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EXPENSE EXAMPLE

IronBridge Funds

December 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the IronBridge Global Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 — 12/31/15).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

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IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$940.10	1.09%	$5.32
Hypothetical 5% Return	$1,000.00	$1,019.66	1.09%	$5.53
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$950.50	0.95%	$4.66
Hypothetical 5% Return	$1,000.00	$1,020.36	0.95%	$4.82
IronBridge Global Fund
Actual Fund Return	$1,000.00	$970.80	1.00%	$4.95
Hypothetical 5% Return	$1,000.00	$1,020.11	1.00%	$5.08
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,006.00	0.80%	$4.03
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06

* Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/15	Fund	Index

Six Months	(5.99)%	(8.75)%

One Year	(1.97)	(4.41)

Five Year Average Annual	8.60	9.19

Ten Year Average Annual	7.25	6.80

Since Commencement Average Annual*	10.53	9.77

*8/30/02 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/15	Fund	Index

Six Months	(4.95)%	(7.36)%

One Year	(0.87)	(2.90)

Five Year Average Annual	8.14	10.32

Ten Year Average Annual	6.53	7.56

Since Commencement Average Annual*	6.72	7.61

*12/31/04 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/15	Fund	Index

Six Months	(2.92)%	(3.41)%

One Year	(0.05)	(0.87)

Five Year Average Annual	6.36	7.59

Since Commencement Average Annual*	7.44	8.40

*9/18/09 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

PORTFOLIO TOTAL RETURN**

For Period Ended 12/31/15	Fund	Index

Six Months	0.60%	(0.78)%

One Year	3.35	0.92

Since Commencement Average Annual*	11.45	12.73

*3/30/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/30/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2015 (Unaudited)

COMMON STOCKS - 96.3%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.9%
Curtiss-Wright Corp.	80,626	$5,522,881
Esterline Technologies Corp. (a)	25,948	2,101,788
		7,624,669

AUTO COMPONENTS - 0.8%
Tenneco, Inc. (a)	71,630	3,288,533

BANKS - 9.9%
BankUnited, Inc.	176,880	6,378,293
Banner Corp.	141,020	6,467,177
Columbia Banking System, Inc.	275,181	8,946,134
Cullen/Frost Bankers, Inc.	60,059	3,603,540
Investors Bancorp, Inc.	275,000	3,421,000
PacWest Bancorp	99,538	4,290,088
SVB Financial Group (a)	55,895	6,645,916
		39,752,148

BIOTECHNOLOGY - 0.8%
Intrexon Corp. (a)	30,740	926,811
Seattle Genetics, Inc. (a)	48,210	2,163,665
		3,090,476

BUILDING PRODUCTS - 1.0%
Universal Forest Products, Inc.	55,759	3,812,243

CAPITAL MARKETS - 1.0%
Stifel Financial Corp. (a)	95,021	4,025,090

CHEMICALS - 3.4%
Methanex Corp.	48,058	1,586,395
NewMarket Corp.	13,781	5,246,840
PolyOne Corp.	69,540	2,208,591
Sensient Technologies Corp.	76,070	4,778,717
		13,820,543

	Number of Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Multi-Color Corp.	61,595	$3,683,997

COMMUNICATION EQUIPMENT - 0.7%
ShoreTel, Inc. (a)	315,584	2,792,918

CONTAINERS & PACKAGING - 1.4%
AptarGroup, Inc.	79,007	5,739,859

ELECTRIC UTILITIES - 1.2%
El Paso Electric Co.	124,197	4,781,585

ELECTRICAL EQUIPMENT - 2.3%
Acuity Brands, Inc.	27,195	6,358,191
AZZ, Inc.	21,740	1,208,092
EnerSys, Inc.	32,054	1,792,780
		9,359,063

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.4%
IPG Photonics Corp. (a)	22,912	2,042,834
Littelfuse, Inc.	32,345	3,461,238
Trimble Navigation Ltd. (a)	186,289	3,995,899
		9,499,971

ENERGY EQUIPMENT & SERVICES - 0.7%
Superior Energy Services, Inc.	193,690	2,609,004

FOOD PRODUCTS - 1.1%
J&J Snack Foods Corp.	36,590	4,268,955

FOOD & STAPLES RETAILING - 2.9%
Casey’s General Stores, Inc.	98,135	11,820,361

GAS UTILITIES - 2.1%
UGI Corp.	246,702	8,328,660

HEALTH CARE EQUIPMENT & SUPPLIES - 7.5%
ABIOMED, Inc. (a)	15,360	1,386,701
Cantel Medical Corp.	21,530	1,337,874
DexCom, Inc. (a)	68,210	5,586,399

The accompanying notes are an integral part of these financial statements.	P / 13

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2015 (Unaudited) — continued

	Number of Shares	Value
Integra LifeSciences Holdings Corp. (a)	26,030	$1,764,313
Neogen Corp. (a)	88,909	5,025,137
STERIS PLC	108,180	8,150,281
West Pharmaceutical Services, Inc.	116,450	7,012,619
		30,263,324

HEALTH CARE PROVIDERS & SERVICES - 3.7%
Acadia Healthcare Co., Inc. (a)	125,115	7,814,683
LifePoint Health Inc. (a)	96,190	7,060,346
		14,875,029

HEALTH CARE TECHNOLOGY - 2.1%
Medidata Solutions, Inc. (a)	90,220	4,446,944
Omnicell, Inc. (a)	130,180	4,045,994
		8,492,938

HOTELS, RESTAURANTS & LEISURE - 3.7%
Buffalo Wild Wings, Inc. (a)	49,452	7,895,012
Ruby Tuesday, Inc. (a)	421,006	2,319,743
Vail Resorts, Inc.	36,850	4,716,431
		14,931,186

HOUSEHOLD DURABLES - 1.1%
Helen Of Troy Ltd. (a)	24,786	2,336,080
Libbey, Inc.	104,831	2,234,997
		4,571,077

INFORMATION TECHNOLOGY SERVICES - 3.9%
Global Payments, Inc.	56,280	3,630,623
Jack Henry & Associates, Inc.	105,892	8,265,929
MAXIMUS, Inc.	65,100	3,661,875
		15,558,427
INSURANCE - 6.2%
Alleghany Corp. (a)	6,287	3,004,746
American Financial Group, Inc.	145,742	10,505,083

	Number of Shares	Value
Argo Group International Holdings Ltd.	89,519	$5,356,817
Endurance Specialty Holdings Ltd.	46,740	2,990,893
Stewart Information Services Corp.	82,100	3,064,793
		24,922,332

LIFE SCIENCES TOOLS & SERVICES - 1.3%
Cambrex Corp. (a)	75,200	3,541,168
Cepheid, Inc. (a)	46,468	1,697,476
		5,238,644

MACHINERY - 5.9%
IDEX Corp.	64,604	4,949,313
ITT Corp.	124,520	4,522,566
Lincoln Electric Holdings, Inc.	63,402	3,289,930
Snap-on, Inc.	64,467	11,051,578
		23,813,387

METALS & MINING - 0.7%
Carpenter Technology Corp.	95,273	2,883,914

MULTI-UTILITIES - 1.2%
Black Hills Corp.	105,756	4,910,251

OIL, GAS & CONSUMABLE FUELS - 2.1%
Carrizo Oil & Gas, Inc. (a)	123,120	3,641,889
Energen Corp.	117,330	4,809,357
		8,451,246

REAL ESTATE INVESTMENT TRUSTS - 8.0%
Acadia Realty Trust	164,920	5,467,098
Alexandria Real Estate Equities, Inc.	82,527	7,457,140
EastGroup Properties, Inc.	84,411	4,694,096
Equity Commonwealth (a)	74,780	2,073,649

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	Number of Shares	Value
Mid-America Apartment Communities, Inc.	78,739	$7,150,288
Redwood Trust, Inc.	383,547	5,062,820
		31,905,091

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
Cypress Semiconductor Corp.	569,858	5,590,307
MKS Instruments, Inc.	86,490	3,113,640
		8,703,947

SOFTWARE - 5.6%
Ellie Mae, Inc. (a)	32,592	1,963,016
Guidewire Software, Inc. (a)	59,450	3,576,512
Manhattan Associates, Inc. (a)	63,200	4,181,944
Proofpoint, Inc. (a)	67,697	4,400,982
PTC, Inc. (a)	59,985	2,077,280
Tyler Technologies, Inc. (a)	36,024	6,279,704
		22,479,438

SPECIALTY RETAIL - 2.4%
Tractor Supply Co.	110,716	9,466,218

TEXTILES, APPAREL & LUXURY GOODS - 3.0%
Columbia Sportswear Co.	59,970	2,924,137
G-III Apparel Group Ltd. (a)	139,470	6,172,942
Wolverine World Wide, Inc.	182,944	3,056,995
		12,154,074

	Number of Shares	Value

TRADING COMPANIES & DISTRIBUTORS - 1.2%
Applied Industrial Technologies, Inc.	77,868	$3,152,875
GATX Corp.	40,011	1,702,468
		4,855,343

TOTAL COMMON STOCKS
(Cost $277,381,890)		$386,773,941

SHORT-TERM INVESTMENTS - 3.7%
	Number of Shares	Value
MONEY MARKET - 3.7%
STIT - Liquid Assets Portfolio - 0.33% (b)	15,027,137	15,027,137

TOTAL SHORT-TERM INVESTMENTS
(Cost $15,027,137)		$15,027,137

TOTAL INVESTMENTS - 100.0%
(Cost $292,409,027)		$401,801,078

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		100,689

TOTAL NET ASSETS - 100.0%		$401,901,767

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.	P / 15

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

December 31, 2015 (Unaudited) — continued

PORTFOLIO DIVERSIFICATION

December 31, 2015

Sectors	Percentage
Financials	25.0%
Health Care	15.4%
Information Technology	14.7%
Industrials	13.2%
Consumer Discretionary	11.1%
Materials	5.6%
Utilities	4.5%
Consumer Staples	4.0%
Energy	2.8%
TOTAL COMMON STOCKS	96.3%
TOTAL SHORT-TERM INVESTMENTS	3.7%
TOTAL INVESTMENTS	100.0%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0%
TOTAL NET ASSETS	100.0%

P / 16

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

December 31, 2015 (Unaudited)

COMMON STOCKS - 96.5%
	Number of Shares	Value
BANKS - 7.6%
Comerica, Inc.	145,548	$6,088,273
Cullen/Frost Bankers, Inc.	98,373	5,902,380
First Republic Bank	228,600	15,101,316
Investors Bancorp, Inc.	1,109,510	13,802,304
SVB Financial Group (a)	76,970	9,151,733
		50,046,006

BIOTECHNOLOGY - 0.9%
Intrexon Corp. (a)	71,630	2,159,644
Seattle Genetics, Inc. (a)	82,162	3,687,431
		5,847,075

CAPITAL MARKETS - 1.0%
Stifel Financial Corp. (a)	164,101	6,951,318

CHEMICALS - 3.8%
International Flavors & Fragrances, Inc.	48,175	5,763,657
NewMarket Corp.	21,905	8,339,891
RPM International, Inc.	122,580	5,400,875
Sensient Technologies Corp.	90,103	5,660,270
		25,164,693

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Stericycle, Inc. (a)	109,122	13,160,113

CONSTRUCTION MATERIALS - 1.0%
Eagle Materials, Inc.	107,970	6,524,627

CONTAINERS & PACKAGING - 1.4%
Bemis Co., Inc.	205,650	9,190,499

ELECTRICAL EQUIPMENT - 3.2%
Acuity Brands, Inc.	52,847	12,355,628
AMETEK, Inc.	165,037	8,844,333
		21,199,961

	Number of Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.3%
Trimble Navigation Ltd. (a)	399,481	$8,568,868

ENERGY EQUIPMENT & SERVICES - 1.0%
Superior Energy Services, Inc.	517,630	6,972,476

FOOD & STAPLES RETAILING - 1.7%
Casey’s General Stores, Inc.	92,300	11,117,535

GAS UTILITIES - 2.3%
UGI Corp.	452,779	15,285,819

HEALTH CARE EQUIPMENT & SUPPLIES - 6.6%
DexCom, Inc. (a)	86,870	7,114,653
IDEXX Laboratories, Inc. (a)	110,260	8,040,159
Teleflex, Inc.	118,250	15,543,963
West Pharmaceutical Services, Inc.	215,745	12,992,164
		43,690,939

HEALTH CARE PROVIDERS & SERVICES - 1.8%
Universal Healthcare Services, Inc. - Class B	97,978	11,707,391

HEALTH CARE TECHNOLOGY - 0.7%
Medidata Solutions, Inc. (a)	100,510	4,954,138

HOTELS, RESTAURANTS & LEISURE - 2.5%
Buffalo Wild Wings, Inc. (a)	67,940	10,846,621
Vail Resorts, Inc.	47,300	6,053,927
		16,900,548

HOUSEHOLD DURABLES - 2.6%
Harman International Industries, Inc.	66,725	6,286,162
NVR, Inc. (a)	6,551	10,763,293
		17,049,455

The accompanying notes are an integral part of these financial statements.	P / 17

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

December 31, 2015 (Unaudited) — continued

	Number of Shares	Value
HOUSEHOLD PRODUCTS - 3.4%
Church & Dwight Co., Inc.	265,417	$22,528,595

INDUSTRIAL CONGLOMERATES - 1.9%
Carlisle Cos., Inc.	143,140	12,695,087

INFORMATION TECHNOLOGY SERVICES - 3.9%
Global Payments, Inc.	114,920	7,413,489
Jack Henry & Associates, Inc.	187,265	14,617,906
MAXIMUS, Inc.	70,550	3,968,438
		25,999,833

INSURANCE - 9.2%
Alleghany Corp. (a)	11,719	5,600,861
American Financial Group, Inc.	228,922	16,500,698
FNF Group	227,080	7,872,864
Markel Corp. (a)	23,120	20,423,052
Torchmark Corp.	188,200	10,757,512
		61,154,987

LIFE SCIENCES TOOLS & SERVICES - 3.1%
Cambrex Corp. (a)	119,350	5,620,191
Cepheid, Inc. (a)	78,589	2,870,856
Illumina, Inc. (a)	44,786	8,596,449
Quintiles Transnational Holdings, Inc. (a)	46,050	3,161,793
		20,249,289

MACHINERY - 5.0%
Barnes Group, Inc.	144,380	5,109,608
ITT Corp.	170,175	6,180,756
Snap-on, Inc.	101,188	17,346,659
Wabtec Corp.	59,490	4,230,929
		32,867,952

MARINE - 0.5%
Kirby Corp. (a)	58,943	3,101,581

MULTI-UTILITIES - 2.4%
CMS Energy Corp.	438,650	15,826,492

	Number of Shares	Value
OIL, GAS & CONSUMABLE FUELS - 2.4%
Carrizo Oil & Gas, Inc. (a)	226,320	$6,694,546
Energen Corp.	219,260	8,987,467
		15,682,013

REAL ESTATE INVESTMENT TRUSTS - 7.8%
Acadia Realty Trust	374,150	12,403,073
Alexandria Real Estate Equities, Inc.	134,390	12,143,480
Essex Property Trust, Inc.	64,515	15,445,536
Federal Realty Investment Trust	82,360	12,032,796
		52,024,885

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Alexander & Baldwin, Inc.	191,275	6,753,920

ROAD & RAIL - 0.8%
Old Dominion Freight Line, Inc. (a)	89,347	5,277,727

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
Cypress Semiconductor Corp.	987,588	9,688,238

SOFTWARE - 5.3%
Fortinet, Inc. (a)	93,433	2,912,307
Manhattan Associates, Inc. (a)	76,490	5,061,343
Proofpoint, Inc. (a)	89,113	5,793,236
Tableau Software, Inc. - Class A (a)	54,398	5,125,380
The Ultimate Software Group, Inc. (a)	31,648	6,187,500
Tyler Technologies, Inc. (a)	57,220	9,974,591
		35,054,357

P / 18

	Number of Shares	Value
SPECIALTY RETAIL - 3.4%
Tractor Supply Co.	165,825	$14,178,038
Williams-Sonoma, Inc.	138,700	8,101,467
		22,279,505

TEXTILES, APPAREL & LUXURY GOODS - 3.0%
G-III Apparel Group Ltd. (a)	199,598	8,834,208
Under Armour, Inc. - Class A (a)	139,558	11,249,770
		20,083,978

TRADING COMPANIES & DISTRIBUTORS - 0.5%
HD Supply Holdings, Inc. (a)	119,380	3,584,981

TOTAL COMMON STOCKS
(Cost $493,500,816)		$639,184,881

SHORT-TERM INVESTMENTS - 3.4%
	Number of Shares	Value
MONEY MARKET - 3.4%
STIT - Liquid Assets Portfolio - 0.33% (b)	22,630,687	22,630,687

TOTAL SHORT-TERM INVESTMENTS
(Cost $22,630,687)		$22,630,687

TOTAL INVESTMENTS - 99.9%
(Cost $516,131,503)		$661,815,568

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		850,314

TOTAL NET ASSETS - 100.0%		$662,665,882

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

December 31, 2015

Sectors	Percentage
Financials	26.7%
Industrials	13.9%
Health Care	13.0%
Information Technology	12.0%
Consumer Discretionary	11.5%
Materials	6.2%
Consumer Staples	5.1%
Utilities	4.7%
Energy	3.4%
TOTAL COMMON STOCKS	96.5%
TOTAL SHORT-TERM INVESTMENTS	3.4%
TOTAL INVESTMENTS	99.9%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 19

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

December 31, 2015 (Unaudited)

COMMON STOCKS - 95.6%
	Number of Shares	Value
BELGIUM - 3.8%
Anheuser-Busch InBev NV	4,653	$578,484
CANADA - 4.6%
Alimentation Couche-Tard, Inc. - Class B	8,020	353,037
Brookfield Asset Management, Inc. - Class A	11,422	360,136
		713,173
GERMANY - 4.6%
Bayer AG	4,071	512,320
Continental AG	790	192,785
		705,105
HONG KONG - 1.8%
AIA Group Ltd.	46,800	281,402
JAPAN - 6.2%
SMC Corp.	1,300	343,617
Sumitomo Mitsui Financial Group, Inc.	5,200	199,269
Sysmex Corp.	2,800	182,404
Unicharm Corp.	11,120	229,163
		954,453
NETHERLANDS - 2.6%
ING Groep NV	29,059	393,171
SWEDEN - 4.6%
Assa Abloy AB - ADR	22,660	477,819
Svenska Handelsbanken AB - Class A	16,725	223,688
		701,507
SWITZERLAND - 8.6%
Givaudan SA	225	409,520
Nestle SA	9,447	703,149
TE Connectivity Ltd.	3,070	198,352
		1,311,021

	Number of Shares	Value
UNITED KINGDOM - 2.6%
Prudential PLC	17,880	$403,554
UNITED STATES - 56.2%
Alphabet, Inc. - Class A (a)	293	227,957
Alphabet, Inc. - Class C (a)	168	127,492
Apple, Inc.	2,373	249,782
Boston Scientific Corp. (a)	12,290	226,627
Cerner Corp. (a)	3,100	186,527
Comcast Corp. - Class A	5,880	331,808
CVS Health Corp.	5,800	567,066
Discover Financial Services	4,085	219,038
Ecolab, Inc.	3,330	380,885
Eli Lilly & Co.	3,150	265,419
EOG Resources, Inc.	3,215	227,590
First Republic Bank	8,360	552,262
General Electric Co.	18,940	589,981
Microsoft Corp.	8,035	445,782
Occidental Petroleum Corp.	6,238	421,751
Roper Industries, Inc.	2,035	386,223
Starbucks Corp.	5,360	321,761
Stericycle, Inc. (a)	3,177	383,146
The Charles Schwab Corp.	11,867	390,780
The Walt Disney Co.	3,960	416,117
Thermo Fisher Scientific, Inc.	2,720	385,832
VF Corp.	5,560	346,110
Visa, Inc. - Class A	3,524	273,286
Whirlpool Corp.	1,375	201,946
Zoetis, Inc.	9,842	471,629
		8,596,797

TOTAL COMMON STOCKS
(Cost $12,044,574)		$14,638,667

P / 20

SHORT-TERM INVESTMENTS - 4.3%
	Number of Shares	Value
MONEY MARKET - 4.3%
STIT - Liquid Assets Portfolio - 0.33% (b)	655,456	$655,456

TOTAL SHORT-TERM INVESTMENTS
(Cost $655,456)		$655,456

TOTAL INVESTMENTS - 99.9%
(Cost $12,700,030)		$15,294,123

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		13,157

TOTAL NET ASSETS - 100.0%		$15,307,280

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

ADR American Depository Receipt

Portfolio Diversification

December 31, 2015

Sectors	Percentage
Financials	19.8%
Consumer Staples	15.9%
Health Care	14.6%
Industrials	14.2%
Consumer Discretionary	11.8%
Information Technology	9.9%
Materials	5.2%
Energy	4.2%
TOTAL COMMON STOCKS	95.6%
TOTAL SHORT-TERM INVESTMENTS	4.3%
TOTAL INVESTMENTS	99.9%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 21

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

December 31, 2015 (Unaudited)

COMMON STOCKS - 96.2%
	Number of Shares	Value
BANKS - 7.1%
Citigroup, Inc.	10,600	$548,550
First Republic Bank	6,205	409,902
Regions Financial Corp.	26,490	254,304
Wells Fargo & Co.	12,695	690,100
		1,902,856
CAPITAL MARKETS - 3.2%
The Charles Schwab Corp.	11,985	394,666
The Goldman Sachs Group, Inc.	2,514	453,098
		847,764
CHEMICALS - 1.9%
Ecolab, Inc.	4,380	500,984
COMMERCIAL SERVICES & SUPPLIES - 1.6%
Stericycle, Inc. (a)	3,545	427,527
COMPUTERS & PERIPHERALS - 3.4%
Apple, Inc.	6,095	641,559
EMC Corp.	9,885	253,847
		895,406
CONSUMER FINANCE - 1.5%
Discover Financial Services	7,510	402,686
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
Verizon Communications, Inc.	11,740	542,623
ELECTRIC UTILITIES - 2.0%
NextEra Energy, Inc.	5,095	529,320
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.1%
Amphenol Corp. - Class A	6,172	322,364
Trimble Navigation Ltd. (a)	11,130	238,738
		561,102
ENERGY EQUIPMENT & SERVICES - 0.7%
Schlumberger Ltd.	2,600	181,350

	Number of Shares	Value
FOOD & STAPLES RETAILING - 4.3%
Costco Wholesale Corp.	2,865	$462,697
CVS Health Corp.	7,058	690,061
		1,152,758
FOOD PRODUCTS - 1.3%
Archer-Daniels-Midland Co.	9,340	342,591
HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
Boston Scientific Corp. (a)	25,626	472,543
IDEXX Laboratories, Inc. (a)	3,490	254,491
		727,034
HEALTH CARE PROVIDERS & SERVICES - 1.1%
McKesson Corp.	1,465	288,942
HEALTH CARE TECHNOLOGY - 1.0%
Cerner Corp. (a)	4,650	279,790
HOTELS, RESTAURANTS & LEISURE - 1.2%
Starbucks Corp.	5,560	333,767
HOUSEHOLD DURABLES - 0.7%
Harman International Industries, Inc.	2,055	193,602
HOUSEHOLD PRODUCTS - 2.3%
Colgate-Palmolive Co.	9,040	602,245
INDUSTRIAL CONGLOMERATES - 8.2%
Danaher Corp.	7,996	742,669
General Electric Co.	27,740	864,101
Roper Industries, Inc.	3,060	580,757
		2,187,527
INFORMATION TECHNOLOGY SERVICES - 4.0%
Fiserv, Inc. (a)	5,590	511,261
Visa, Inc. - Class A	7,050	546,728
		1,057,989
INSURANCE - 1.5%
Aon PLC	4,380	403,880
INTERNET SOFTWARE & SERVICES - 5.9%
Amazon.com, Inc. (a)	524	354,166

P / 22

	Number of Shares	Value
Alphabet, Inc. - Class A (a)	590	$459,026
Alphabet, Inc. - Class C (a)	492	373,369
Facebook, Inc. - Class A (a)	3,640	380,962
		1,567,523
LIFE SCIENCES TOOLS & SERVICES - 3.1%
Illumina, Inc. (a)	1,010	193,864
Thermo Fisher Scientific, Inc.	4,490	636,907
		830,771
MACHINERY - 1.9%
Illinois Tool Works, Inc.	5,345	495,375
MEDIA - 3.5%
Comcast Corp. - Class A	6,920	390,496
The Walt Disney Co.	5,050	530,654
		921,150
METALS & MINING - 0.7%
Alcoa, Inc.	19,410	191,577
MULTILINE RETAIL - 1.7%
Target Corp.	6,195	449,819
OIL, GAS & CONSUMABLE FUELS - 5.2%
Cabot Oil & Gas Corp.	10,910	192,998
EOG Resources, Inc.	6,740	477,124
Occidental Petroleum Corp.	10,460	707,201
		1,377,323
PHARMACEUTICALS - 8.4%
Bristol-Myers Squibb Co.	6,820	469,148
Johnson & Johnson	8,390	861,821
Merck & Co., Inc.	8,870	468,513
Zoetis, Inc.	9,090	435,593
		2,235,075
REAL ESTATE INVESTMENT TRUSTS - 2.8%
AvalonBay Communities, Inc.	1,516	279,141

	Number of Shares	Value
Simon Property Group, Inc.	2,460	$478,323
		757,464
ROAD & RAIL - 1.7%
Union Pacific Corp.	5,830	455,906
SOFTWARE - 3.7%
Adobe Systems, Inc. (a)	2,230	209,486
Microsoft Corp.	14,060	780,049
		989,535
SPECIALTY RETAIL - 1.2%
Tractor Supply Co.	3,890	332,595
TEXTILES, APPAREL & LUXURY GOODS - 2.6%
Under Armour, Inc. - Class A (a)	3,330	268,431
VF Corp.	6,670	415,208
		683,639

TOTAL COMMON STOCKS
(Cost $21,298,864)		$25,649,495
SHORT-TERM INVESTMENTS - 4.6%
MONEY MARKET - 4.6%
STIT - Liquid Assets Portfolio - 0.33% (b)	1,235,773	1,235,773

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,235,773)		$1,235,773

TOTAL INVESTMENTS - 100.8%
(Cost $22,534,637)		$26,885,268

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%		(200,725)

TOTAL NET ASSETS - 100.0%		$26,684,543

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.	P / 23

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

December 31, 2015 (Unaudited) — continued

PORTFOLIO DIVERSIFICATION

December 31, 2015

Sectors	Percentage
Information Technology	17.7%
Health Care	16.3%
Financials	16.2%
Industrials	13.4%
Consumer Discretionary	12.3%
Consumer Staples	7.9%
Energy	5.8%
Materials	2.6%
Telecommunication Services	2.0%
Utilities	2.0%
TOTAL COMMON STOCKS	96.2%
TOTAL SHORT-TERM INVESTMENTS	4.6%
TOTAL INVESTMENTS	100.8%
LIABILITIES IN EXCESS OF OTHER ASSETS	-0.8%
TOTAL NET ASSETS	100.0%

P / 24

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Statements of Assets and Liabilities

IronBridge Funds, Inc.

December 31, 2015 (Unaudited)

SMALL CAP FUND
ASSETS:
Investments at cost	$292,409,027

Foreign currency at cost	$—

Investments in securities at value	$401,801,078
Foreign currency at value	—
Cash	11,233
Receivables
Interest and dividends	392,145
Fund shares sold	140,386
Investment sold	—
Due from Adviser	—
Prepaid expenses	27,935

Total assets	402,372,777

LIABILITIES:
Payables
Fund shares redeemed	53,397
Investments purchased	—
Due to Adviser	344,521
Accrued expenses
Professional fees	27,471
Fund administration and accounting fees	24,161
Custodian fees	5,730
Other expenses	15,730

Total Liabilities	471,010

Net Assets	$401,901,767

NET ASSETS CONSIST OF:
Paid in capital	$284,240,456
Undistributed net investment income	144,431
Accumulated net realized gain	8,124,829
Unrealized appreciation/(depreciation) on:
Investments	109,392,051
Foreign currency	—

Net Assets	$401,901,767

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000
Issued and outstanding	23,401,711
Net Asset Value, Redemption Price and Offering Price Per Share	$17.17

P / 26

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$516,131,503	$12,700,030	$22,534,637

$—	$159	$—

$661,815,568	$15,294,123	$26,885,268
—	154	—
—	1,166	—

826,690	45,110	37,283
920,889	—	15,091
—	—	50,107
—	191	—
43,850	4,250	7,695

663,606,997	15,344,994	26,995,444

290,814	—	—
—	—	277,158
465,512	—	6,266

35,699	21,577	16,829
34,716	10,053	9,774
12,146	4,989	213
102,228	1,095	661

941,115	37,714	310,901

$662,665,882	$15,307,280	$26,684,543

$511,116,568	$11,433,999	$21,320,743
385,549	9,464	1,053
5,479,700	1,272,849	1,012,116

145,684,065	2,594,093	4,350,631
—	(3,125)	—

$662,665,882	$15,307,280	$26,684,543

150,000,000	50,000,000	50,000,000
54,496,665	1,771,051	2,178,029
$12.16	$8.64	$12.25

The accompanying notes are an integral part of these financial statements.	P / 27

Statements of Operations

IronBridge Funds, Inc.

For the Six Months Ended December 31, 2015 (Unaudited)

SMALL CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$2,700,121
Interest income	12,721

Total investment income	2,712,842

EXPENSES:
Investment advisory fees	2,117,819
Fund administration and accounting fees	65,405
Shareholder servicing fees	36,186
Audit fees	17,394
Directors’ fees and related expenses	17,050
Custody fees	14,917
Legal fees	11,766
Federal and state registration fees	10,922
Reports to shareholders	2,264
Other	21,169

Total expenses before waiver and reimbursement	2,314,892
Waiver and reimbursement of expenses by Adviser	—

Net expenses	2,314,892

Net Investment Income	397,950

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	8,268,443
Foreign currency transactions	—
Change in net unrealized appreciation/depreciation on:
Investments	(34,994,516)
Foreign currency transactions	—

Net Realized and Unrealized Gain (Loss) on Investments	(26,726,073)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,328,123)

(1) Net of foreign taxes withheld of $3,965, $—, $3,631, and $—, respectively.

P / 28

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$3,868,461	$85,992	$203,275
19,670	490	661

3,888,131	86,482	203,936

3,000,333	65,466	85,672
89,343	29,135	29,412
156,318	3,635	3,942
23,150	13,435	8,744
23,832	7,217	7,580
27,516	10,220	1,068
17,332	5,539	5,946
29,744	3,874	9,606
28,426	1,145	824
39,548	2,012	1,232

3,435,542	141,678	154,026
(82,228)	(64,660)	(48,583)

3,353,314	77,018	105,443

534,817	9,464	98,493

7,119,786	338,537	724,709
—	(2,463)	—

(43,978,255)	(784,611)	(661,121)
—	(1,412)	—

(36,858,469)	(449,949)	63,588

$(36,323,652)	$(440,485)	$162,081

The accompanying notes are an integral part of these financial statements.	P / 29

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015
OPERATIONS:
Net investment income (loss)	$397,950	$(178,020)
Net realized gain on:
Investments	8,268,443	53,819,330
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(34,994,516)	(22,955,509)
Foreign currency transactions	—	—

Net increase (decrease) in net assets resulting from operations	(26,328,123)	30,685,801

DISTRIBUTIONS PAID FROM:
Net investment income	(253,519)	—
Net realized gain	(34,104,506)	(86,997,117)

Net decrease in net assets resulting from distributions	(34,358,025)	(86,997,117)

CAPITAL SHARE TRANSACTIONS:
Shares sold	11,200,012	32,754,032
Shares issued to holders in reinvestment of distributions	34,087,159	85,600,576
Shares redeemed	(25,703,373)	(95,678,288)

Net increase (decrease) in net assets resulting from capital share transactions	19,583,798	22,676,320

Total Increase/Decrease in Net Assets	(41,102,350)	(33,634,996)

NET ASSETS:
Beginning of period	443,004,117	476,639,113

End of period	$401,901,767	$443,004,117

Undistributed net investment income	$144,431	$—

TRANSACTIONS IN SHARES:
Shares sold	592,465	1,604,051
Shares issued to holders in reinvestment of distributions	1,985,274	4,592,306
Shares redeemed	(1,362,383)	(4,768,870)

Net increase (decrease) in shares outstanding	1,215,356	1,427,487

P / 30

SMID CAP FUND		GLOBAL FUND		LARGE CAP FUND
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015

$534,817	$(318,324)	$9,464	$117,642	$98,493	$171,329

7,119,786	74,464,469	338,537	1,116,680	724,709	888,862
—	—	(2,463)	(5,483)	—	—

(43,978,255)	(47,220,871)	(784,611)	(1,000,681)	(661,121)	530,688
—	—	(1,412)	(2,203)	—	—

(36,323,652)	26,925,274	(440,485)	225,955	162,081	1,590,879

—	(385,938)	—	(117,363)	(189,839)	(141,013)
(40,379,859)	(159,778,038)	(252,079)	(1,928,734)	(1,075,131)	(2,086,525)

(40,379,859)	(160,163,976)	(252,079)	(2,046,097)	(1,264,970)	(2,227,538)

48,922,558	135,333,330	243,160	229,314	391,189	1,076,861
39,632,633	149,236,224	252,079	1,996,521	1,262,580	2,222,966
(75,137,768)	(302,837,268)	(26,537)	(4,582,049)	(73,164)	(1,057,657)

13,417,423	(18,267,714)	468,702	(2,356,214)	1,580,605	2,242,170

(63,286,088)	(151,506,416)	(223,862)	(4,176,356)	477,716	1,605,511

725,951,970	877,458,386	15,531,142	19,707,498	26,206,827	24,601,316

$662,665,882	$725,951,970	$15,307,280	$15,531,142	$26,684,543	$26,206,827

$385,549	$(149,268)	$9,464	$—	$1,053	$92,399

3,688,108	9,409,891	27,985	24,484	31,898	83,577
3,261,945	11,723,191	29,209	230,812	103,236	182,061
(5,783,796)	(21,607,886)	(3,048)	(467,285)	(5,963)	(82,768)

1,166,257	(474,804)	54,146	(211,989)	129,171	182,870

The accompanying notes are an integral part of these financial statements.	P / 31

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the period

IronBridge Small Cap Fund
	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$19.97		$22.96	$19.72	$17.80	$18.72	$13.73
Income (loss) from investment operations:
Net investment income	0.02		0.00 (1)	0.00 (1)	0.10	0.02	0.00	(1)
Net realized and unrealized gain (loss) on investments	(1.22)		1.33	4.18	3.10	(0.77)	5.01

Total Income (Loss) from Investment Operations	(1.20)		1.33	4.18	3.20	(0.75)	5.01

Less distributions:
From net investment income	(0.01)		—	(0.02)	(0.09)	0.00 (1)	(0.02)
From net realized gain on investments	(1.59)		(4.32)	(0.92)	(1.19)	(0.17)	—

Total Distributions	(1.60)		(4.32)	(0.94)	(1.28)	(0.17)	(0.02)

Net Asset Value, End of Period	$17.17		$19.97	$22.96	$19.72	$17.80	$18.72

Total Return	(5.99	)%(3)	7.14%	21.50%	19.14%	(3.92)%	36.51%

Supplemental data and ratios
Net assets, end of period (in thousands)	$401,902		$443,004	$476,639	$539,606	$395,780	$458,407

Ratio of expenses to average net assets	1.09	%(4)	1.09%	1.09%	1.07%	1.07%	1.08%

Ratio of net investment income (loss) to average net assets	0.19	%(4)	(0.04)%	(0.02)%	0.42%	0.09%	—	%(2)

Portfolio turnover rate	19	%(3)	31%	31%	10%	19%	32%

(1) Less than one cent per share.

(2) Less than 0.01%

(3) Not annualized

(4) Annualized

P / 32

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the period

IronBridge SMID Cap Fund
	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$13.61		$16.31	$14.12	$12.02	$13.24	$9.52
Income (loss) from investment operations:
Net investment income	0.01		0.01	0.02	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.68)		0.33	2.99	2.48	(0.96)	3.71

Total Income (Loss) from Investment Operations	(0.67)		0.34	3.01	2.55	(0.92)	3.75

Less distributions:
From net investment income	0.00		(0.01)	(0.03)	(0.07)	(0.05)	(0.03)
From net realized gain on investments	(0.78)		(3.03)	(0.79)	(0.38)	(0.25)	—

Total Distributions	(0.78)		(3.04)	(0.82)	(0.45)	(0.30)	(0.03)

Net Asset Value, End of Period	$12.16		$13.61	$16.31	$14.12	$12.02	$13.24

Total Return	(4.95	)%(1)	3.34%	21.78%	21.80%	(6.79)%	39.38%

Supplemental data and ratios
Net assets, end of period (in thousands)	$662,666		$725,952	$877,458	$999,284	$825,724	$800,088

Ratio of expenses to average net assets
Before waivers and reimbursements	0.97	%(2)	0.96%	0.94%	0.92%	0.92%	0.92%

Net of waivers and reimbursements	0.95	%(2)	0.95%	0.94%	0.92%	0.92%	0.92%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.13	%(2)	0.04%	0.10%	0.48%	0.33%	0.32%

Net of waivers and reimbursements	0.15	%(2)	0.05%	0.10%	0.48%	0.33%	0.32%

Portfolio turnover rate	18	%(1)	37%	56%	29%	41%	54%

(1) Not annualized

(2) Annualized

The accompanying notes are an integral part of these financial statements.	P / 33

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the period

IronBridge Global Fund
	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net Asset Value, Beginning of Period	$9.05		$10.22	$9.42	$8.35	$11.99	$9.13
Income (loss) from investment operations:
Net investment income	0.01		0.02	0.07	0.12	0.09	0.21
Net realized and unrealized gain (loss) on investments	(0.27)		0.10	1.63	1.31	(1.10)	2.77

Total Income (Loss) from Investment Operations	(0.26)		0.12	1.70	1.43	(1.01)	2.98

Less distributions:
From net investment income	0.00		(0.08)	(0.01)	(0.19)	(0.18)	(0.12)
From net realized gain on investments	(0.15)		(1.21)	(0.89)	(0.17)	(2.45)	—

Total Distributions	(0.15)		(1.29)	(0.90)	(0.36)	(2.63)	(0.12)

Net Asset Value, End of Period	$8.64		$9.05	$10.22	$9.42	$8.35	$11.99

Total Return	(2.92	)%(1)	1.74%	18.82%	17.66%	(6.27)%	32.72%

Supplemental data and ratios
Net assets, end of period (in thousands)	$15,307		$15,531	$19,707	$17,530	$16,780	$18,393

Ratio of expenses to average net assets
Before waivers and reimbursements	1.84	%(2)	1.77%	1.67%	1.71%	1.66%	1.38%

Net of waivers and reimbursements	1.00	%(2)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.72	)%(2)	(0.07)%	0.12%	0.50%	0.40%	0.56%

Net of waivers and reimbursements	0.12	%(2)	0.70%	0.79%	1.21%	1.06%	0.94%

Portfolio turnover rate	19	%(1)	39%	55%	44%	46%	53%

(1) Not annualized

(2) Annualized

P / 34

Financial Highlights

IronBridge Funds, Inc.

For a capital share outstanding throughout the period

IronBridge Large Cap Fund
	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$12.79		$13.18	$11.09	$9.71	$10.00
Income (loss) from investment operations:
Net investment income	0.05		0.09	0.08	0.10	0.02
Net realized and unrealized gain (loss) on investments	0.02		0.70	2.51	1.50	(0.31)

Total Income (Loss) from Investment Operations	0.07		0.79	2.59	1.60	(0.29)

Less distributions:
From net investment income	(0.09)		(0.08)	(0.08)	(0.08)	—
From net realized gain on investments	(0.52)		(1.10)	(0.42)	(0.14)	—

Total Distributions	(0.61)		(1.18)	(0.50)	(0.22)	—

Net Asset Value, End of Period	$12.25		$12.79	$13.18	$11.09	$9.71

Total Return	0.60	%(2)	6.40%	23.87%	16.72%	(2.90	)%(2)

Supplemental data and ratios
Net assets, end of period (in thousands)	$26,685		$26,207	$24,601	$18,810	$10,629

Ratio of expenses to average net assets
Before waivers and reimbursements	1.17	%(3)	1.18%	1.26%	1.52%	2.59	%(3)

Net of waivers and reimbursements	0.80	%(3)	0.80%	0.80%	0.80%	0.80	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.38	%(3)	0.29%	0.17%	0.27%	(1.07	)%(3)

Net of waivers and reimbursements	0.75	%(3)	0.67%	0.63%	0.99%	0.72	%(3)

Portfolio turnover rate	12	%(2)	27%	41%	35%	3	%(2)

(1) Commenced operations on March 30, 2012.

(2) Not annualized

(3) Annualized

The accompanying notes are an integral part of these financial statements.	P / 35

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2015 (Unaudited)

(1) ORGANIZATION

IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of four series (“Funds”). IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Large Cap Fund	Capital appreciation

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the “Board”). The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

P / 36

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015.

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$386,773,941	$—	$—	$386,773,941
Total Equity	386,773,941	—	—	386,773,941
Short-Term Investments	15,027,137	—	—	15,027,137
Total Investments in Securities	$401,801,078	$—	$—	$401,801,078

IronBridge SMID Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$639,184,881	$—	$—	$639,184,881
Total Equity	639,184,881	—	—	639,184,881
Short-Term Investments	22,630,687	—	—	22,630,687
Total Investments in Securities	$661,815,568	$—	$—	$661,815,568

IronBridge Global Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$14,638,667	$—	$—	$14,638,667
Total Equity	14,638,667	—	—	14,638,667
Short-Term Investments	655,456	—	—	655,456
Total Investments in Securities	$15,294,123	$—	$—	$15,294,123

IronBridge Large Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$25,649,495	$—	$—	$25,649,495
Total Equity	25,649,495	—	—	25,649,495
Short-Term Investments	1,235,773	—	—	1,235,773
Total Investments in Securities	$26,885,268	$—	$—	$26,885,268

*	See Funds' Schedule of Investments for Industry classifications.

Transfers between Level 1 and Level 2 for the IronBridge Global Fund relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. For the period ended December 31, 2015, there were no transfers between Levels 1, 2 and 3. The Funds did not hold any Level 2 or Level 3 securities during the period ended December 31, 2015. It is the Funds’ policy to record transfers at the end of the reporting period.

P / 37

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2015 (Unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2015, open Federal and state income tax years include the tax years ended June 30, 2013, June 30, 2014 and June 30, 2015. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2015 and the year ended June 30, 2015 were as follows:

	Six Months Ended December 31, 2015				Year Ended June 30, 2015
	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions
IronBridge Small Cap	$253,519	$1,475,762	$32,628,744	$34,358,025	$5,208,488	$—	$81,788,629	$86,997,117
IronBridge SMID Cap	—	—	40,379,859	40,379,859	4,785,121	—	155,378,855	160,163,976
IronBridge Global	—	—	252,079	252,079	146,470	—	1,899,627	2,046,097
IronBridge Large Cap	189,839	3,678	1,071,453	1,264,970	410,270	—	1,817,268	2,227,538

The IronBridge Small Cap Fund, SMID Cap Fund, Global Fund and Large Cap Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2015.

P / 38

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

At June 30, 2015, the Funds’ most recent fiscal year, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Fund	IronBridge Large Cap Fund
Cost of investments	$300,465,339	$538,411,810	$10,925,043	$20,620,054

Gross unrealized appreciation	155,370,725	201,902,689	4,767,704	6,143,321
Gross unrealized depreciation	(10,810,567)	(13,880,076)	(200,146)	(315,350)

Net unrealized appreciation/depreciation	144,560,158	188,022,613	4,567,558	5,827,971

Undistributed ordinary income	1,475,690	—	—	92,399
Undistributed long-term capital gain	32,311,611	40,379,480	—	546,319

Total distributable earnings	33,787,301	40,379,480	—	638,718

Other accumulated loss	—	(149,268)	(1,713)	—

Total accumulated earnings/(losses)	$178,347,459	$228,252,825	$4,565,845	$6,466,689

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind. Other accumulated gain/(loss) is generally comprised of foreign currency gain/(loss) and qualified late-year ordinary loss deferral.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2015, the following table shows the reclassifications made:

	Paid in capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$6,813,205	$178,020	$(6,991,225)
IronBridge Smid Cap	17,910,566	554,994	(18,465,560)
IronBridge Global	313,758	(99,827)	(213,931)
IronBridge Large Cap	9,509	(10)	(9,499)

The permanent differences primarily relate to foreign currency, Real Estate Investment Trust (REIT) adjustments with differing book and tax methods, net operating losses, dividend reclasses, dividend on redemption adjustments with differing book and tax methods, and tax basis adjustments for securities contributed in-kind.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, June 30, 2015. During the year ended June 30, 2015 the Funds had no capital loss carryforwards and post-October capital losses. At June 30, 2015, the IronBridge Small Cap Fund, SMID Cap Fund, Global Fund, and Large Cap Fund had qualified late-year ordinary losses of $0, $149,268, $—, and $—, respectively.

P / 39

Notes to Financial Statements

IronBridge Funds, Inc.

    December 31, 2015 (Unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Other. Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds.

Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with payable to Adviser on the Statement of Assets and Liabilities. On a

P / 40

(3) INVESTMENT ADVISER AND RELATED PARTIES — continued

monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from Adviser. The expense cap agreements will continue in effect until November 1, 2016 with successive renewal terms of one year unless terminated by ICM or the Fund’s Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge SMID Cap	IronBridge Global	IronBridge Large Cap
2013	2016	$—	$124,599	$101,717
2014	2017	$—	$126,296	$100,600
2015	2018	$107,628	$129,090	$97,181
2016	2019	$82,228	$64,660	$48,583

		$189,856	$444,645	$348,081

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2015 are summarized below:

	Purchases	Sales
IronBridge Small Cap	$76,441,447	$87,664,859
IronBridge SMID Cap	123,183,587	149,577,852
IronBridge Global	2,750,801	2,753,186
IronBridge Large Cap	3,354,433	3,133,877

(5) DIRECTORS FEES

The Independent Directors are paid a retainer of $25,000 per year plus $3,000 for each regular in person meeting and $1,000 for each telephonic meeting attended for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend. Independent Directors are reimbursed for any travel expenses incurred in all meetings.

(6) SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

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Additional Information

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

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Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Funds maintain the confidentiality and protect the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the Funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By:	/s/ John G. Davis
John G. Davis, President
(Principal Executive Officer)

Date:	3/2/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	3/2/16

By	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer
(Principal Financial Officer)

Date:	3/2/16

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